NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Cap Value Fund

Supplement dated June 15, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 15, 2011, the Board approved the termination of Aberdeen Asset Management, Inc. (“Aberdeen”) as a subadviser to the NVIT Multi-Manager Small Cap Value Fund (the “Fund”).  As a result of this change, effective upon the close of business on July 8, 2011, the following amendments are made to the Summary Prospectus:

1.	Under the heading “Principal Investment Strategies,” the second paragraph is deleted and replaced with the following:

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser selects companies for long-term investment, while the other subadviser uses quantitative and fundamental analysis to enhance returns and reduce its portion’s volatility. NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

2.	All other references to Aberdeen are accordingly deleted.

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